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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

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     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           FIRST BELL BANCORP, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Notes:


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April 7, 2000



Dear Fellow Stockholder:

We have previously sent to you proxy material for the Annual Meeting of Stockholders of First Bell Bancorp, Inc. to be held on April 24, 2000. Your Board of Directors has unanimously recommended that stockholders vote AGAINST Proposal 3, the shareholder proposal described in the proxy statement. You should be aware that on March 30, 2000, Institutional Shareholder Services ("ISS"), the nation's leading voting advisor to institutional investors, mutual funds and other fiduciaries, also recommended a vote AGAINST Proposal 3. To quote from the ISS report: "the proponent has also failed to offer compelling evidence that the drastic measure of selling the Company, particularly in a time of weak thrift equity prices, is in shareholders' best interests . . . we conclude that management's current strategies merit continued shareholder support."

Your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your continued support.

Very truly yours,


/s/ Albert H. Eckert, II


Albert H. Eckert, II
President and Chief Executive Officer